iShares®
iShares Trust
Supplement dated August 1, 2025
to the currently effective Summary Prospectus, Prospectus, and
Statement of Additional Information (the “SAI”) for the
iShares Core S&P 500 ETF (IVV) (the “Fund”)
The Fund is updating its investment policy to indicate that it intends to be “diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), in approximately the same proportion as its Underlying Index is diversified. Shareholder approval will not be sought if the Fund crosses from diversified to non‑diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of its Underlying Index.
Accordingly, the following changes are effective immediately:

1.	The following is added after the Industry Concentration Policy at the end of the section entitled “Principal Investment Strategies” on page S‑2 of the Summary Prospectus and Prospectus:
Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non‑diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. The Fund discloses its portfolio holdings and weightings at www.iShares.com.

2.	The following is added to the section entitled “Summary of Principal Risks” in the Summary Prospectus and Prospectus:
Non‑Diversification Risk. To the extent the Fund is non‑diversified, the Fund may invest a large percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund’s performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s NAV.

3.	The following is added to the section entitled “Additional Information About the Funds’ Risks” in the Prospectus:
Non‑Diversification Risk. A Fund that is classified as “non‑diversified” may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties, compared with funds that are classified as “diversified.” A non-diversified Fund thus may be more susceptible to the risks associated with these particular issuers or counterparties. The gains and losses on such holdings may have a greater impact on a non‑diversified Fund’s performance than they would on the performance of a diversified Fund, and a non‑diversified Fund’s NAV may be more volatile.

4.	The first paragraph of the section entitled “Diversification Status” on page 2 of the SAI is deleted in its entirety and replaced with the following:
Diversification Status. The Fund intends to be diversified in approximately the same proportion as its Underlying Index is diversified. The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. However, while the Fund is classified as “diversified,” under applicable no‑action relief from the SEC staff, the Fund may become non‑diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index and such a change will not require shareholder approval. The Fund discloses its portfolio holdings and weightings at www.iShares.com.
A “non‑diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑SUPP‑IVV‑0825

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